Exhibit 99.1

Lehman Brothers

2004 CEO Energy/Power Conference

New York City September 9, 2004

Investor Relations:

Peter J. Wilt, Vice President Norelle V. Lundy, Director Hillarie C. Bloxom, Analyst

(713) 507-6466 ir@dynegy.com

SAFE HARBOR STATEMENT

This presentation contains statements reflecting assumptions, expectations, projections, intentions or beliefs about future events that are intended as “forward-looking statements.” You can identify these statements, including those relating to Dynegy’s 2004 financial estimates, by the fact that they do not relate strictly to historical or current facts. Management cautions that any or all of Dynegy’s forward-looking statements may turn out to be wrong. Please read Dynegy’s annual, quarterly and current reports under the Securities Exchange Act of 1934, as amended, including its 2003 Form 10-K, as amended, and second quarter 2004 Form 10-Q for additional information about the risks, uncertainties and other factors affecting these forward-looking statements and Dynegy generally. Dynegy’s actual future results may vary materially from those expressed or implied in any forward-looking statements. All of Dynegy’s forward-looking statements, whether written or oral, are expressly qualified by these cautionary statements and any other cautionary statements that may accompany such forward-looking statements. In addition, Dynegy disclaims any obligation to update any forward-looking statements to reflect events or circumstances after the date hereof.

Restructure Refocus Rebuild RESULTS

Restructure

Simplified the business model Improved the capital structure Reduced costs Delivered on our promises

DYNEGY’S BUSINESS STRUCTURE

Former

Wholesale Energy Network

Natural Gas Liquids

Transmission & Distribution

U.S. and Global Communications

International Gas, Power and Trading

Current*

Power Generation

Natural Gas Liquids

* Excludes Illinois Power, the sale of which is expected to close by the end of 2004.

DYNEGY'S CAPITAL STRUCTURE


Former (1)
Dynegy Inc.
Mand. Red. Preferred Stock
Dynegy Global Communications
Polaris Credit Facility
Dynegy Holdings Inc.
Revolving Credit Facilities
Canadian Revolving Credit Facility
Senior Notes/Debentures
Subordinated Debentures
Illinova
Senior Notes/MTM
Dynegy Storage Limited
UK Bridge Loan
Illinois Power
Mortgage Notes
Transitional Funding Notes
Pollution Control Bonds
Revolving Credit Facility
Tilton Lease Credit Facility
Preferred Stock
DMT Holdings
ABG Gas Supply Credit Agreement
Dynegy Power Corp.
Riverside
Central Hudson
Ren./Rolling Hills Credit Facility
CoGen Lyondell Credit Facility
Heard Credit Facility
Dynegy Midwest Generation
Black Thunder Credit Facility


Pro Forma (2)
Dynegy Inc.
Convertible Debentures
Convertible Preferred
Dynegy Holdings Inc.
Revolving Credit Facility
Term Loan
Second Secured Notes
Senior Notes/Debentures
Subordinated Debentures
Dynegy Power Corp.
Riverside
Central Hudson

(1) As of 9/30/02.
(2) As of 12/31/04, excluding Illinois Power. Excludes the remaining CVX Junior Notes, which are assumed to be redeemed by proceeds from asset sales in 2004.

Key
Secured
Unsecured

DYNEGY 5

DEBT AND OTHER OBLIGATIONS MATURITY PROFILE

PRO FORMA TO DECEMBER 31, 2004 ($ in millions)

Debt & Obligations

12/31/02

$8.8 B

ProForma

12/31/04

$5.5 B

38% Reduction from Year End 2002 $10 $13 $226 $301 $81 $1,227 $556 $630 $1,005 $115 $127 $1,232

2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016+

Note: Debt includes preferred stock securities, par value debt obligations and obligations for Central Hudson shown annually as a change in present value of the obligation using a discount factor of 10%. Pro forma target debt: (1) excludes Illinois Power debt and obligations upon closing of sale to Ameren; (2) excludes $700 MM revolving portion of bank credit facility, which closed in May 2004 and under which there are no outstanding borrowings; (3) includes $600 MM term loan, which closed in May 2004, at its 2010 maturity; and (4) excludes the remaining CVX Junior Notes, which are assumed to be redeemed by proceeds from asset sales in 2004. Holders of Dynegy convertible subordinated debentures due 2023 have a put right in 2013.

G&A COST COMPOSITION

($ in millions)

We expect to have reduced G&A by approximately 54% by year-end 2005 2005 forecasted G&A includes certain remaining legacy costs $436 $332 $275 $200-210

2002A 2003A 2004E 2005E

We have already reduced our G&A and maintained a scaleable platform

2002 G&A includes Global and U.K. discontinued operations. All years exclude plant operations and maintenance costs and non-routine legal items. 2005 excludes Illinois Power.

DYNEGY’S “TO DO” LIST

What We Have Done

Appointed new executive leadership team Simplified capital structure Deferred significant debt maturities through 2010 Maintained strong liquidity Closed new bank credit facilities

Exited non-core, domestic and international lines of business

Exited five of nine long-term tolls Settled four power supply contracts Exited four gas transportation agreements Restructured Natural Gas Liquids contracts Reduced G&A and other ongoing costs Outsourced IT systems and infrastructure

Addressed certain legacy litigation and regulatory issues

Divested certain minority interests in non-core Power Generation and Natural Gas Liquids assets

What We Plan to Do

1.	Close sale of Illinois Power to Ameren
2.	Address remaining tolls and litigation
3.	Continue to reduce debt
4.	Continue to operate well
5.	Start to grow the business

Restructure

Refocus

Concentrate on core fundamentals

Operational availability and readiness Fiscal discipline and cost control OCF/ICF

Upside today from Natural Gas Liquids… upside tomorrow from Power Generation

DYNEGY’S NEW STRUCTURE*

Power Generation

U.S. portfolio of 11,885 net MWs Substantially contracted/hedged Geographically advantaged in New York, Midwest and California Scaleable systems 2Q 2004 YTD OCF/ICF = 3.45 Well-positioned to benefit in power recovery

Natural Gas Liquids

* Assumes completion of Illinois Power sale to Ameren.

FOUR PHASES OF POWER MARKET RECOVERY

“Weather-Induced Demand Spikes”

Extreme weather conditions drove unusually high demand Power prices driven up at margin by very high natural gas prices Cost advantages with coal, oil and dual fuel generation 1Q 2003 in Midwest and Northeast

“Positive Gas Spark Spread”

Strong economy

Gas-fired fleets starting to develop stronger results due to a fall off in gas prices Gas-fired peakers kick in, driving earnings further upward Coal, dual fuel and gas use offer three paths to increased earnings

“Cost-Advantaged Volume Increases”

Normal weather-driven demand resulted in somewhat weaker power prices Far lower cost of operation with coal and dual fuel generation versus gas-fired assets 1Q and 2Q 2004 in Northeast

“Sustained Average Increase”

Characterized by increased capital spending and some permanent overall demand increases A widening gap between power prices and cost of using coal and dual fuel will create early winners 2Q 2004 nationwide volume increase of 7%

PHASE 1 PHASE 2 PHASE 3 PHASE 4

Asset Diversity Operational Efficiency Cost Advantages

POTENTIAL POWER MARKET RECOVERY TIMELINE

Southeast (SERC-Entergy)

Southeast (SERC-Southern)

Texas (ERCOT)

Southeast (SERC-VACAR)

Midwest (ECAR) Midwest (MAIN)

Northeast (NYISO)

California (WECC)

2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015

NERC Region

Estimated 2004 Reserve Margin

Target Estimated Reserve Margin

Estimated Time To Recovery

Northeast (NYISO) 21% 18% 3 – 5 years Midwest (MAIN) 30% 15-17% 4 – 6 years Midwest (ECAR) 27% 15-17% 4 – 6 years Southeast (SERC-VACAR) 33% 15-17% 5 – 7 years Southeast (SERC-Southern) 43% 15-17% 9 – 11 years Southeast (SERC-Entergy) 77% 15-17% 10 + years Texas (ERCOT) 26% 12.5% 6 – 9 years

Note: Estimated and targeted reserve margins derived from NERC 2004 Summer Assessment. Estimated time to recovery reflects our projections as to when reserve margins are likely to return to target levels based on our current assumptions and expectations of supply/demand balance and potential for favorable deregulation for merchant generators.

DYNEGY GENERATION POWER MARKETS

Favorable Neutral Unfavorable Dynegy facility

WECC

WECC—SW

C A –C C

WE

ERCOT

SPP

MAPP

MAIN

ECAR

PJM

NPCC

SERC -VACAR

SERC -Southern

TVA

SERC -Entergy

FRCC

Our portfolio is primarily located in favorable markets

Note: Favorable markets are based on our assumptions and expectations of supply/demand balance and potential for favorable deregulation for merchant generators.

NEW STRUCTURE*

Power Generation

Natural Gas Liquids

Integrated upstream and downstream businesses Most processing contracts structured as POP/POL** or fee-based 2Q 2004 YTD OCF/ICF = 6.8 Provides upside in today’s high oil and gas price environment

*	Assumes completion of Illinois Power sale to Ameren.

** POP/POL is defined as percentage-of-proceeds and/or percentage-of-liquids.

NATURAL GAS LIQUIDS

Upstream assets strategically located

High growth areas of North Texas and Gulf Coast

Mature Permian Basin

Fractionation and storage assets optimally located in Mont Belvieu NGL hub and Louisiana ChevronTexaco major customer and supplier

Excellent business relationship Life-of-lease processing

Other major customers include BP, Devon, Enterprise and ConocoPhillips Strengths

Low cost structure and streamlined processes

Contract mix reduces exposure to frac spread “squeeze”

Permian Basin

North Texas

Gulf Coast

Gas Processing Plant Fractionation Plant Bulk NGL Storage Marine Terminal Marketing Terminal Dynegy Pipeline Third Party Pipeline

Field: 98% POP/POL

Straddle: 74% Fee/Hybrid, 21% POL, 5% Keep Whole

Significant upside in today’s high oil and gas price environment

Restructure Refocus

Rebuild

Pursue growth opportunities

“Bolt on” projects at existing facilities Energy management and service arrangements Modest acquisitions

Position company for power market recovery and consolidation of power generation industry

INVESTMENTS IN GROWTH

Power Generation

Conversion to Powder River Basin coal to reduce emissions, increase efficiencies and capture cost savings

Wood River to be completed early 2005 Havana process started Vermillion currently being evaluated

Natural Gas Liquids

Expansion to increase gathered volumes

Chico (North Texas)

Minimize downtime and capture cost savings

Convert Monument gas-fired compressors to electricity

INDUSTRY CONSOLIDATION

Current Industry Environment:

Too much…

Debt per MWh G&A per MWh Duplication of efforts Duplication of liquidity

… which will lead to consolidation

AES Aquila Calpine Duke El Paso Mirant NRG Reliant Williams

Scalability Allows for Consolidation

Reduced debt levels Lower G&A

Less duplication of efforts Less duplication of liquidity

Improved balance sheet Improved cash flow More efficient systems/operations

Sustainable business in scale and scope

Restructure Refocus Rebuild RESULTS

Restructuring results Current results Position for the future

CURRENT RESULTS*

Reduced debt $3.3 B from year-end 2002 to pro forma 12/31/04

Decreased collateral posted by approximately 53% from year-end 2002 through 6/30/04

Restructured debt maturities

Closed new bank credit facility $700 MM revolver maturing 2007, $600 MM term loan maturing 2010

Banc of America, Citigroup, Credit Suisse First Boston, J.P. Morgan, Lehman Brothers, Merrill Lynch, and Morgan Stanley

Lower interest rates, longer maturity and more covenant flexibility than prior facility

Self-restructured to deliver value to our investors

Improved EBITDA year-over-year

* Please see the Appendix for further discussion concerning our results.

Restructure

Refocus

Rebuild

RESULTS

We have:

Simplified our business model Improved our capital structure Reduced G&A

Delivered on our promises

We are:

Concentrating on core business fundamentals to maximize results for today and tomorrow

We will:

Pursue selected growth opportunities Position the company for the future

We deliver:

Value to our investors

APPENDIX

GENERAL

POWER GENERATION

Diversified portfolio

36% baseload, 17% intermediate, 47% peaking 31% coal/oil, 18% dual fuel, 51% gas

Non-gas plants perform in current high gas price environment Gas plants present upside for future

2004 guidance is not “spark spread” based

Forecasted earnings substantially contracted/hedged

Low maintenance capital: OCF/ICF

Scaleable systems with multi-fuel logistical expertise

Originally built for significantly larger portfolio

U.S. PORTFOLIO 11,885 net MW

DNE 1,338 MW Gas/Oil 370 MW Coal/Gas

DMW 2,970 MW Gas

DMG 3,316 MW Coal/Oil 442 MW Gas

WECC 1,199 MW Gas

ERCOT 610 MW Gas

DSE 815 MW Gas 825 MW Gas/Oil

WECC

SPP

ERCOT

SERC

FRCC

NPCC

MAAC

MAIN

Note: Map above excludes non-core assets either sold or targeted for sale.

NATURAL GAS LIQUIDS

Upstream assets

Strategically located assets:

High growth areas of North Texas and Gulf Coast Mature Permian Basin

Contract mix

Field: 98% POP/POL, 2% other

Straddle: 74% fee/hybrid, 21% POL, 5% keep-whole

Downstream assets

Optimally located in Mont Belvieu, Texas, hub of U.S. NGL business, and Louisiana Services include fractionation, storage, transportation and marketing

ChevronTexaco contracts

Gas processing, NGL marketing and feedstock supply

Gas Processing Plant Fractionation Plant Storage Facility Marine Facility Marketing Terminal Dynegy Pipeline Third Party Pipeline

CUSTOMER RISK MANAGEMENT – TOLLING AGREEMENTS

Project

Location

Heat Rate

Expiration Date

MWs

2004 Payment

Gregory TX 8,800 July 2005 335 $23 Kendall IL 7,300 Mar 2017(1) 578 39 Sithe NY 7,400 Nov 2014 955 40 Sterlington LA 6,950 Sep 2017(1) 835 58

Total Annual Capacity Payments $160 Other Fixed Obligations(2) 74 Total Cash Commitments $234

(1) Includes a five-year extension option pursuant to which either party can elect to continue the arrangement depending on the market price for power at the expiration of the initial contract term.

(2) Includes contractual cash commitments we are obligated to pay related to natural gas transportation contracts and the Sithe derivative contract for which liabilities have already been recorded on our balance sheet at their discounted values.

FINANCIAL

CONSOLIDATED EBITDA – 2Q YTD 2003 VS. 2Q YTD 2004

($ in millions)

Gain on Sale of Hackberry +$12 CRM Inventory +$61

Change in Accounting Prin. +$87 GEN +$277 REG +$154

NGL +$115

CRM -$64 OTHER -$61

Southern Power Settlement -$133

Sithe MtM Tolling Contract -$132

Legal Charges -$50 Kroger Settlement -$30 Discontinued Operations -$18 $218

Six Months Ended June 30, 2003 $547

Six Months Ended June 30, 2004

UK Discontinued Operations +$17 Gain on Sale of Hackberry +$17 Gain on Sale of Indian Basin +$36 Gas Transportation Contracts +$88

GEN +$271

REG +$155

NGL +$127

OTHER -$74

IP Transaction Costs -$15 IP Goodwill Impairment -$28 Legal and Settlement Charges -$39 CRM -$8

Note: Segment results exclude significant items detailed separately in corresponding bar chart above.

REPORTED FINANCIAL PERFORMANCE *($ in millions)*

RESULTS OF OPERATIONS	Three Months Ended June 30		Six Months Ended June 30	
	2003	2004	2003	2004
Operating Segments	$ 230	$ 271	$ 599	$ 566
CRM	(368)	90	(264)	97
Other	(94)	(87)	(117)	(116)
Earnings (Loss) Before Interest, Taxes, Depr. & Amort.	$ (232)	$ 274	$ 218	$ 547
Depreciation and Amortization	(116)	(82)	(231)	(170)
Interest Expense	(109)	(145)	(219)	(277)
Income Tax Benefit (Expense)	167	(37)	89	(16)
Net Income (Loss)	$ (290)	$ 10	$ (143)	$ 84
Less: Preferred Stock Dividends	82	6	165	11
Net Income (Loss) Applicable to Common Shareholders	$ (372)	$ 4	$ (308)	$ 73
Diluted Earnings (Loss) Per Share	$ (1.00)	$ 0.01	$ (0.83)	$ 0.17
Significant Items (After-Tax)*				
Tax - Release of Valuation Allowance / Other	$ -	$ (9)	$ -	$ 30
Change in Accounting Principle	-	-	55	-
Discontinued Operations	(4)	1	(7)	15
Gain on Sale of Hackberry Financial Interest	8	-	8	11
Gain on Sale of Indian Basin	-	24	-	24
Exit from Gas Transportation Contracts	-	55	-	55
Illinois Power Goodwill Impairment	-	(28)	-	(28)
Loss on Sale of Illinois Power	-	-	-	(9)
MtM Income (Loss) on Sithe power Toll	(83)	-	(83)	-
Southern Power Settlement	(84)	-	(84)	-
Kroger Settlement	(19)	-	(19)	-
Acceleration of Financing Costs	-	(9)	-	(9)
Legal and Settlement Charges	(32)	(24)	(32)	(33)

Cash Flow from Operations	$ 33	$ (106)	$ 440	$ 61

*Reflects amounts included on the significant items schedule attached to the second quarter earnings release.

DYNEGY 29

DEBT AND OTHER OBLIGATIONS

($ in millions) $8,803 $7,389 $7,796 $5,523

12/31/02 12/31/03 6/30/04 12/31/04 Target

12/31/02 12/31/03 6/30/04

Secured Obligations $4,892 $4,844 $5,362 Unsecured Obligations 2,200 2,134 2,023 Preferred 1,711 411 411 Total Obligations $8,803 $7,389 $7,796

Cash on Hand $757 $477 $837

Net increase in debt of $407 MM from 12/31/03 to 6/30/04 consists of:

$600	MM due to replacement of borrowing capacity under former revolver with term loan
Offset	by $193 MM in debt and other obligations repaid in 2004

Targeting approximately $5.5 B debt at year-end 2004, with cash on hand of approximately $550 MM

Note: Debt includes preferred stock securities, par value debt obligations and obligations for Central Hudson using a present value discount factor of 10%. Debt values shown prior to target exclude $1.1 B bank credit facility, which was restructured in May 2004. Pro forma target debt: (1) excludes Illinois Power debt and obligations upon closing of sale to Ameren; (2) excludes $700 MM revolving portion of bank credit facility, which closed in May 2004 and under which there are no outstanding borrowings; (3) includes $600 MM term loan, which closed in May 2004, at its 2010 maturity; (4) excludes a structured gas supply contract, repayment of which is planned with proceeds from the term loan; and (5) excludes the remaining CVX Junior Notes, which are assumed to be redeemed by proceeds from asset sales in 2004.

FUNDED DEBT AND OTHER OBLIGATIONS MATURITY

PROFILE – PRO FORMA ILLINOIS POWER SALE

PRO FORMA TO DECEMBER 31, 2004 ($ in millions)

Debt & Obligations

ProForma

12/31/02 6/30/04 12/31/04 $8.8 B $7.8 B $5.5 B

38% Reduction $10 $13 $226 $301 $81 $1,227 $556 $630 $1,005 $115 $127 $1,232

2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016+

Note: Debt includes preferred stock securities, par value debt obligations and obligations for Central Hudson shown annually as a change in present value of the obligation using a discount factor of 10%. Pro forma target debt: (1) excludes Illinois Power debt and obligations upon closing of sale to Ameren; (2) excludes $700 MM revolving portion of bank credit facility, which closed in May 2004 and under which there are no outstanding borrowings; (3) includes $600 MM term loan, which closed in May 2004, at its 2010 maturity; and (4) excludes the remaining CVX Junior Notes, which are assumed to be redeemed by proceeds from asset sales in 2004. Holders of Dynegy convertible subordinated debentures due 2023 have a put right in 2013.

COLLATERAL POSTED

($ in millions)

1,400 1,200 1,000 800 600 400 200 0

Mar. ‘03

June’03

Sept. ‘03

Dec. ‘03

Mar. ‘04

June’ 04

12/31/03 6/30/04 CRM $121 $184 GEN 136 185 NGL 179 169 REG 38 27 Other 8 10 Total $482 $575

Cash $294 $404 LCs 188 171 Total $482 $575

Cash collateral utilized in lieu of posting letters of credit in 2Q 2004

Total collateral increased from year-end 2003 to 2Q 2004 primarily due to commodity prices

LIQUIDITY

($ in millions) $1,315 $1,796 $1,619 $1,435 $1,389 $1,344 $1,366

12/31/02 3/31/03 6/30/03 9/30/03 12/31/03 3/31/04 06/30/04

Cash Availability Gas Inventory

Current liquidity position remains strong

Increase in cash on hand and reduction in availability from 3/31/04 due to restructured terms of bank credit facility Cash collateral (not included in liquidity figures above) increased from $294 MM at 12/31/04 to $404 MM at 6/30/04, reflecting additional cash posted in lieu of letters of credit and an increase in commodity prices Effective shelf registration statement with approximately $430 MM of availability not included in the $1.4 B of liquidity

GUIDANCE

2004 EARNINGS GUIDANCE ESTIMATES – GAAP BASIS

($ in millions)	GEN	NGL	REG	CRM	OTHER	2004
EBITDA	$ 525-530	$ 300-305	$ 235-240	$ (5)-0	$ (185-180)	$ 870-895
Depreciation	(195)	(85)	(10)	-	(30)	(320)
Interest						(520)
Tax Benefit						23-16
Disc. Ops, Net of Tax						(18)
Preferred Dividend						(22)
Net Income Available to Common Shareholders						$ 13-31
EPS						$ 0.03-0.08

Generation earnings potential - EBITDA



$400-450
$800-1,000
$525-530
Low
High

Liquids earnings potential - EBITDA



$175
$250-275
$300-305
Low
High

Illinois Power earnings potential - EBITDA



$275
$325
$235-240
Low
High

- EBITDA for GEN includes an anticipated impairment of our WCP investment of $70-80 MM pre-tax
- GEN and NGL EBITDA includes pre-tax net gains on asset sales of $85-95 MM and $53 MM, respectively
- REG assets no longer depreciated as of 2/1/04 given IP's "held for sale" status; REG EBITDA includes impact of $70-80 MM goodwill impairment and $15 MM transaction costs associated with the sale
- CRM includes fixed payments associated with tolling arrangements and related gas transportation contracts
- OTHER primarily consists of corporate-level general and administrative expenses

Note: Guidance has not been updated since July 28, 2004, the date of our second quarter 2004 financial results. We expect to update guidance, if necessary, in connection with our release of third quarter financial results. Estimates are provided as a guide for forecasted 2004 consolidated financial results on an as-reported GAAP basis. Forecasted segment results are intended merely to reflect management's estimate of the breakdown of its consolidated results and are subject to change. Estimates do not incorporate assumptions for potential items such as legal settlements, tolling settlements, capital raising activities or other restructuring events.

DYNEGY 35

2004 CASH FLOW GUIDANCE ESTIMATES

($ in millions) GEN NGL REG CRM OTHER 2004

OCF $ 445-455 $ 255-265 $ 170-175 $ (285-280) $ (575-570) $ 10-45 CapEx (150) (75) (140) - (10) (375) Asset Sales 270-275 80-90 5 - 285 640-655 Free Cash Flow $ 565-580 $ 260-280 $ 35-40 $ (285-280) $ (300-295) $ 275-325

CapEx includes non-maintenance projects of $10 MM for GEN and $27 MM for NGL

Proceeds from asset sales include approximately $400 MM for sale of IP and minority interest in Joppa, but additional $100 MM in escrow is not reflected

Note: Guidance has not been updated since July 28, 2004, the date of our second quarter 2004 financial results. We expect to update guidance, if necessary, in connection with our release of third quarter financial results. Estimates are provided as a guide for forecasted 2004 consolidated financial results on an as-reported GAAP basis. Forecasted segment results are intended merely to reflect management’s estimate of the breakdown of its consolidated results and are subject to change. Estimates do not incorporate assumptions for potential items such as legal settlements, tolling settlements, capital raising activities or other restructuring events.

OPERATIONAL

ON-PEAK POWER PRICES*

($/MWh)

Cinergy $90 $60 $30 $0

2003 Actual 2004 Plan 2004 Fwd Curve

2003A: $37.26

2004P: $38.00 2004A/F: $41.83

J F M A M J J A S O N D

New York Zone G

$90 $60 $30 $0

2003A: $61.47

2004P: $57.00 2004A/F: $60.36

J F M A M J J A S O N D

ComEd $90 $60 $30 $0

2003A: $36.73

2004P: $37.00 2004A/F: $40.45

J F M A M J J A S O N D

SP-15 $90 $60 $30

$0

2003A: $51.74

2004P: N/A 2004A/F: $54.40

J F M A M J J A S O N D

* Pricing as of 8/31/04. Prices reflect day ahead on-peak settlement prices for Jan. – Aug. and forward on-peak monthly prices for Sept. – Dec.

No plan price available for SP-15 as the volumes in this region are primarily under contract with the CDWR.

NATURAL GAS LIQUIDS PRICES*

Crude

2003 Actual 2004 Plan 2004 Fwd Curve

50

45 40

35 30

25 20

($/Bbl)

2003A: $31.01

2004P: $28.00 2004A/F: $38.63

J F M A M J J A S O N D

Propane

1.00

0.75

0.50

0.25

($/Gal)

2003A: $0.55

2004P: $0.48 2004A/F: $0.73

J F M A M J J A S O N D

Gas

8 7 6 5 4 3 2 ($/Mmbtu)

2003A: $5.38

2004P: $5.00 2004A/F: $5.99

J F M A M J J A S O N D

Ethane

0.65

0.60 0.55

0.50

0.45 0.40

0.35

$/Gal)

2003A: $ 0.40 2004A/F: $0.50 2004P: $ 0.36

J F M A M J J A S O N D

Updated as of 8/30/04. Prices reflect Jan. – Aug. actual results. Sept. – Dec. forecasted prices are based on PIRA Energy Group’s 8/23/04 NGL Market Forecast.

DYNEGY GENERATION FACILITIES BY NERC REGION*

Facilities

Location

Type

In-Service Date

Capacity

Power (Gross M W)

Power (Net M W)

Fuel Source

Dynegy Ownership

State

City

ECAR

Bluegrass Oldham County KY Peaking Jun-02 495 495 Gas 100% Foothills Louisa KY Peaking Jun-03 330 330 Gas 100% Renaissance Carson City MI Peaking Jun-02 660 660 Gas 100% Riverside Louisa KY Peaking Aug-01 495 495 Gas 100% Rolling Hills Wilkesville OH Peaking Jun-03 825 825 Gas 100%

Subtotal 2,805 2,805 23.6% ERCOT

CoGen Lyondell Houston TX Baseload Dec-85 610 610 Gas 100%

Subtotal 610 610 5.1% MAIN

Baldwin Baldwin IL Baseload Apr-75 1,761 1,761 Coal 100% Havana 6 Havana IL Baseload Apr-78 445 445 Coal 100% Hennepin Hennepin IL Baseload May-59 265 265 Coal 100% Vermillion Oakwood IL Baseload Aug-67 191 191 Coal 100% Wood River 4-5 Alton IL Baseload Jul-64 416 416 Coal 100% Havana I-5 Havana IL Peaking Apr-78 238 238 Oil 100% Oglesby

Oglesby IL Peaking Sep-70 54 54 Gas 100% Rocky Road I-II East Dundee IL Peaking Jun-99 330 165 Gas 50% Stallings Stallings IL Peaking Aug-70 82 82 Gas 100% Tilton Tilton IL Peaking May-99 176 176 Gas 100% Wood River l-3 Alton IL Peaking Jul-64 130 130 Gas 100%

Subtotal 4,088 3,923 33.0% NPCC

Danskammer 3-4 Newburgh NY Baseload 1959 370 370 Coal / Gas 100% Roseton Newburgh NY Intermediate 1974 1,210 1,210 Gas / Oil 100% Danskammer 1-2 Newburgh NY Peaking 1959 128 128 Gas/Oil 100%

Subtotal 1,708 1,708 14.4% SERC

Calcasieu I-II Lake Arthur LA Peaking Jun-00 320 320 Gas 100% Heard County Heard County GA Peaking M ay-01 495 495 Gas 100% Rockingham Rockingham NC Peaking Jul-00 825 825 Gas/Oil 100%

Subtotal 1,640 1,640 13.8% WECC

Black Mountain Las Vegas NV Baseload Feb-93 86 43 Gas 50% Cabrillo I - Encina 1-3 Carlsbad CA Intermediate 1954-1958 324 162 Gas 50% Cabrillo I - Encina 4-5 Carlsbad CA Intermediate 1973-1978 630 315 Gas 50% Cabrillo I - Encina GT 1 Carlsbad CA Intermediate 1968 16 8 Gas 50% El Segundo 3-4 El Segundo CA Intermediate 1964-1965 670 335 Gas 50% Cabrillo II San Diego CA Peaking 1968-1972 202 101 Gas 50% Long Beach Long Beach CA Peaking 1978 470 235 Gas 50%

Subtotal 2,398 1,199 10.1% TOTAL 13,249 11,885

Note: Excludes non-core assets either sold or targeted for sale.